Taxes on Income	12 Months Ended
Dec. 31, 2021
Disclosure of income tax [text block] [Abstract]
Taxes on Income

Note 17 - Taxes on Income

A.	Corporate tax rate

The tax rate applicable to the Group for 2019 - 2021 is 23%.

B.

Carry-forward losses

The Company and its subsidiaries incurred losses through 2021, which are not expected to be utilized in the foreseeable future. Therefore, the Group did not record current taxes or deferred taxes.

In 2021, the main reconciling item from the statutory tax rate of the Company (23%, representing theoretical tax benefit of approximately USD 4.2 million) to the effective tax rate (0%) is mainly due to the fact that deferred taxes were not created in respect of carry forward tax losses and in respect of unrecognized expenses for tax purposes such as changes in fair value of warrants.

The carry-forward loss for tax purposes of the Company and its subsidiaries, and the unrecognized research and development expenses, amounts to USD 59 million as of December 31, 2021 (2020 – USD 41 million, 2019 – USD 21 million).

C.

Tax assessments

The Company’s tax assessments are deemed finalized through the end of 2017, pursuant to section 145 of the Israeli Income Tax Ordinance. Tyrnovo’s tax assessment is deemed finalized through the end of 2016 and Famewave’s tax assessment is open (incorporated on July 2, 2017), pursuant to section 145 of the Israeli Income Tax Ordinance.

During 2019, the Company’s tax assessments for Purple Biotech Ltd. for the tax years of 2014 - 2017 were finalized. Following the tax assessments, the Company was required to pay an amount of approximately 250 USD thousands which were recorded as an expense in 2019.